UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 18, 2026

Cartesian Growth Corporation III
(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation)	001-42629 (Commission File Number)	N/A (I.R.S. Employer Identification No.)

505 Fifth Avenue, 15th Floor New York, New York (Address of principal executive offices)	10017 (Zip Code)

(212) 461-6363 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	CGCTU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	CGCT	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	CGCTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

Amendment to Business Combination Agreement

As previously reported on a Current Report on Form 8-K of Cartesian Growth Corporation III, a Cayman Islands exempted company (“Cartesian III”), filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 18, 2025 (the “Prior 8-K”), Cartesian III announced that it had entered into a business combination agreement, dated December 17, 2025 (as amended, the “Business Combination Agreement” and, the transactions described within, the “Business Combination”), with Fenway MS, Inc., a Delaware corporation (“Merger Sub”), and Factorial Inc., a Delaware corporation (“Factorial”). Capitalized terms used but not expressly defined in this Current Report on Form 8-K shall have the meanings ascribed to them in the Business Combination Agreement.

On May 18, 2026, Cartesian III, Merger Sub and Factorial entered into Amendment No. 2 to the Business Combination Agreement (the “BCA Amendment”). The BCA Amendment amends the Business Combination Agreement (and the form of post-closing certificate of incorporation and bylaws attached as annexes thereto) to reflect that, in connection with the closing of the Business Combination and upon its domestication as a Delaware corporation, Cartesian III will change its name to “Factorial Energy, Inc.”.

The foregoing description of the BCA Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the BCA Amendment, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Letter Agreement

As previously reported on the Prior 8-K, on December 17, 2025, Cartesian III entered into a Stock Purchase Agreement (the “Institutional Investor Stock Purchase Agreement”) with a certain institutional investor (the “Institutional Investor”).   Pursuant to the Institutional Investor Stock Purchase Agreement, the Institutional Investor agreed to subscribe for and purchase, and Cartesian III agreed to issue and sell to the Institutional Investor at the closing (the “Closing”) of the Business Combination, 7,500,000 shares of Series A common stock of the combined company at a subscription price of $10.00 per share.  Pursuant to the terms of the Institutional Investor Stock Purchase Agreement, to the extent the Institutional Investor purchases Class A ordinary shares of Cartesian III on the open market, and agrees (i) not to transfer directly or indirectly such shares until the Closing and (ii) to vote such shares in favor of the Business Combination and related proposals, it will reduce, on a share for share basis, the Institutional Investors’ purchase obligation under the Institutional Investor Stock Purchase Agreement.

On May 18, 2026, the Institutional Investor entered into an agreement (the “Letter Agreement”) with Factorial and CGC III Sponsor LLC, a Cayman Islands limited liability company and sponsor of Cartesian III (“Sponsor”), pursuant to which (a) the Institutional Investor agreed to satisfy in part its purchase obligation under the Institutional Investor Stock Purchase Agreement through the purchase of up to 2 million Class A ordinary shares of Cartesian III under the terms of the Letter Agreement, in open market transactions or privately negotiated transactions at market prices, (b) Sponsor agreed to transfer, in connection with the Closing, a number of Class B ordinary shares of Cartesian III equal to the quotient of the Differential Amount divided by $10.00, and (c) Factorial agreed to reimburse Sponsor in cash the Differential Amount. The “Differential Amount” is calculated as the difference between (x) the aggregate purchase price of the open market shares purchased by the Institutional Investor pursuant to the Letter Agreement minus (y) the product of (A) the number of shares so purchased and (B) $10.00.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements may include, but are not limited to, statements regarding future events or the future financial or operating performance of Factorial or Cartesian III. For example, Factorial’s and Cartesian III’s expectations regarding consummation of the business combination and Factorial’s future financial performance, manufacturing capabilities and operations, Factorial’s business plans, and other projections concerning key performance metrics or milestones are forward-looking statements. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements should not be relied upon as representing Cartesian III’s and Factorial’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither Cartesian III, Factorial nor any of their respective affiliates undertake any obligation to update these forward-looking statements, except as required by law.

Additional Information about the Business Combination and Where to Find It

This communication relates to the proposed business combination between Factorial and Cartesian III pursuant to the Business Combination Agreement, as amended. The proposed Business Combination will be submitted to shareholders of Cartesian III for their consideration. Cartesian III and Factorial have filed a registration statement on Form S-4 with the SEC, which was declared effective by the SEC on May 6, 2026 and which includes a definitive proxy statement/prospectus. The definitive proxy statement/prospectus and other relevant documents have been mailed to Cartesian III’s shareholders as of May 1, 2026, the record date established for voting on the proposed Business Combination in connection with Cartesian III’s solicitation of proxies from its shareholders with respect to the proposed Business Combination and other matters described in the Form S-4, and serves as the prospectus relating to the offer of the securities to be issued to the stockholders of Factorial in connection with the completion of the proposed Business Combination. .Before making any voting or investment decision, Cartesian III shareholders, Factorial stockholders, and other interested persons are urged to read these documents and any amendments thereto, as well as any other relevant documents filed with the SEC by Cartesian III in connection with the proposed Business Combination and other matters to be described in those documents when they become available, because they will contain important information about Cartesian III, Factorial and the proposed Business Combination. Shareholders will also be able to obtain free copies of the proxy statement/prospectus and other documents filed by Cartesian III with the SEC, without charge, at the SEC’s website located at www.sec.gov, or by directing a written request to Cartesian Growth Corporation III, 505 Fifth Avenue, 15th Floor, New York, New York 10017.

Participants in the Solicitation

Cartesian III, Factorial, and their respective directors and executive officers may be deemed to be participants in the solicitations of proxies from Cartesian III’s shareholders with respect to the proposed Business Combination and the other matters set forth in the proxy statement/prospectus. Information regarding Cartesian III’s directors and executive officers, and a description of their interests in Cartesian III is contained in Cartesian III’s final prospectus for its initial public offering filed with the SEC on May 5, 2025, which is available free of charge at the SEC’s website located at www.sec.gov, or by directing a request to Cartesian Growth Corporation III, 505 Fifth Avenue, 15th Floor, New York, New York 10017. Additional information regarding the interests of such participants in the proxy solicitation and a description of their direct and indirect interests, is contained in the proxy statement/prospectus relating to the proposed Business Combination. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from the sources described above.

This communication is not a substitute for the registration statement filed by Cartesian III or for any other document that Cartesian III and Factorial may file with the SEC in connection with the proposed Business Combination. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of other documents filed with the SEC by Cartesian III, without charge, at the SEC’s website located at www.sec.gov.

No Offer or Solicitation

This communication shall not constitute an offer to sell, or the solicitation of an offer to buy, or a recommendation to purchase, any securities, in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in connection with the proposed Business Combination or any related transactions, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful. This communication is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1	Amendment No. 2 to Business Combination Agreement, dated as of May 18, 2026, by and among Cartesian Growth Corporation III, Fenway MS, Inc., and Factorial Inc.
104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cartesian Growth Corporation III

By:	/s/ Peter Yu
Name: Peter Yu
Title: Chief Executive Officer

Date: May 18, 2026